SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM T-1
                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)

                       HSBC BANK USA, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                      N/A                                 20-1177241
        (Jurisdiction of incorporation                 (I.R.S. Employer
         or organization if not a U.S.                Identification No.)
                national bank)

              90 Christiana Road
             New Castle, Delaware                            19702
   (Address of principal executive offices)               (Zip Code)

                             John J. Mazzarella, FVP
                       HSBC Bank USA, National Association
                                452 Fifth Avenue
                          New York, New York 10018-2706
                               Tel: (212) 525-1801
            (Name, address and telephone number of agent for service)

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
               (Exact name of obligor as specified in its charter)

                 Delaware                              13-3416059
       (State or other jurisdiction                 (I.R.S. Employer
     of incorporation or organization)             Identification No.)

             250 Vesey Street
   4 World Financial Center, 28th Floor
               New York, NY                               10080
              (866) 365-3642                           (Zip Code)
 (Address of principal executive offices)


              Merrill Lynch Mortgage Investors Trust, Series 2005-2
                         (Title of Indenture Securities)

                                     General

Item 1. GENERAL INFORMATION.

                 Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervisory authority to which it is subject.

                 Comptroller of the Currency, New York, NY.

                 Federal Deposit Insurance Corporation, Washington, D.C.

                 Board of Governors of the Federal Reserve System, Washington, D.C.

         (b) Whether it is authorized to exercise corporate trust powers.

                          Yes.

Item 2. AFFILIATIONS WITH OBLIGOR.

                 If the obligor is an affiliate of the trustee, describe each such affiliation.

                          None

Item 3-15.       Not Applicable

Item 16. LIST OF EXHIBITS

EXHIBIT

T1A(i)      (1)   Copy of the Articles of Association of HSBC Bank USA, National
                  Association.

T1A(ii)     (1)   Certificate of the Comptroller of the Currency dated July 1,
                  2004 as to the authority of HSBC Bank USA, National
                  Association to commence business.

T1A(iii)    (3)   Certificate of Fiduciary Powers dated August 18, 2004 for HSBC
                  Bank USA, National Association

T1A(iv)     (1)   Copy of the existing By-Laws of HSBC Bank USA, National
                  Association.

T1A(v)            Not applicable.

T1A(vi)     (2)   Consent of HSBC Bank USA, National Association required by
                  Section 321(b) of the Trust Indenture Act of 1939.

T1A(vii) Copy of the latest report of condition of the trustee (March 31, 2005), published pursuant to law or the requirement of its supervisory or examining authority.

T1A(viii)         Not applicable.

T1A(ix)           Not applicable.


(1) Exhibits previously filed with the Securities and Exchange Commission with Registration No. 333-118523 and incorporated herein by reference thereto.
(2) Exhibits previously filed with the Securities and Exchange Commission with Registration No. 333-113911 and incorporated herein by reference thereto.
(3) Exhibits previously filed with the Securities and Exchange Commission with Registration No. 333-122063 and incorporated herein by reference thereto.

                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HSBC Bank USA, National Association a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 23rd day of August, 2005.


                                         HSBC BANK USA, NATIONAL ASSOCIATION


                                         By: /s/ Elena Zheng
                                             -------------------------------
                                             Elena Zheng
                                             Assistant Vice President


                                                               EXHIBIT T1A (vii)
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
                                                                  Board of Governors of the Federal Reserve System
                                                                  OMB Number: 7100-0036
                                                                  Federal Deposit Insurance Corporation
                                                                  OMB Number: 3064-0052
                                                                  Office or the Comptroller of the Currency
                                                                  OMB Number: 1557-0081
FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL                Expires March 31, 2007
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[GRAPHIC OMITTED]
                                                                  Please refer to page i, Table of Contents,
                                                                  for the required disclosure of estimated
                                                                  burden.

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CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC OFFICES ONLY--FFIEC 041

                                                            (20040630)
                                                            -----------
REPORT AT THE CLOSE OF BUSINESS MARCH 31, 2005              (RCRI 9999)


This report is required by law: 12 U.S.C. ss.324 (State member    This report form is to be filed by banks with domestic
banks); 12 U.S.C. ss.1817 (State nonmember banks); and 12         offices only.  Banks with foreign offices (as defined in
U.S.C. ss.161 (National banks).                                   the instructions) must file FFIEC 031.
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NOTE: The Reports of Condition and Income must be signed by       The Reports of Condition and Income are to be prepared
an authorized officer and the Report of Condition must be         in accordance with Federal regulatory authority
attested to by not less than two directors (trustees) for         instructions.
State nonmember banks and three directors for State member
and National banks.                                               We, the undersigned directors (trustees), attest to the
                                                                  correctness of the Report of Condition (including the
                                                                  supporting schedules) for this report date and declare
I, Joseph R. Simpson, Controller                                  that it has been examined by us and to the best of our
   ---------------------------------------------------            knowledge and belief has been prepared in conformance
   Name and Title of Officer Authorized to Sign Report            with the instructions issued by the appropriate Federal
                                                                  regulatory authority and is true and correct.

of the named bank do hereby declare that the Reports of           /s/ Sal H. Alfieri
Condition and Income (including the supporting schedules)         ----------------------------------------------
for this report date have been prepared in conformance with       Director (Trustee)
the instructions issued by the appropriate Federal regulatory
authority and are true to the best of my knowledge and belief.    /s/ Bernard J. Kennedy
                                                                  ----------------------------------------------
                                                                  Director (Trustee)

/s/ Joseph R. Simpson                                             /s/ Martin Glynn
----------------------------------------------                    ----------------------------------------------
Signature of Officer Authorized to Sign Report                    Director (Trustee)

5/10/05
----------------------------------------------
Date of Signature


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SUBMISSION OF REPORTS                                             For electronic filing assistance, contact EDS Call
                                                                  Report Services, 13890 Bishops Drive, Suite 110,
Each bank must prepare its Reports of Condition and Income        Brookfield, WI 53005, telephone (800) 255-1571.
either:
                                                                  To fulfill the signature and attestation
(a)  in electronic form and then file the computer data file      requirement for the Reports of Condition and
     directly with the banking agencies' collection agent,        Income for this report date, attach this
     Electronic Data Systems Corporation (EDS), by modem or       signature page (or a photocopy or a
     on computer diskette; or                                     computer-generated version of this page) to
                                                                  the hard-copy record of the completed report
                                                                  that the bank places in its files.
(b)  in hard-copy (paper) form and arrange for another party to convert the paper report to electronic form. That party
     (if other than EDS) must transmit the bank's computer
     date file to EDS.

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FDIC Certificate Number     57890
                         -----------
                         (RCRI 9030)


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
HTTP://WWW.BANKING.US.HSBC.COM                                         HSBC Bank USA, NATIONAL ASSOCIATION
---------------------------------------------------------------------  -------------------------------------------------------------
      Primary  Internet Web Address of Bank (Home Page), if any        Legal Title of Bank (TEXT 9010)
      (TEXT 4087)
      (Example:  www.examplebank.com)                                  Wilmington
                                                                       -------------------------------------------------------------
                                                                       City (TEXT 9130)

                                                                       DE
                                                                       19801
                                                                       -------------------------------------------------------------
                                                                       State Abbrev. (TEXT 9200)       ZIP Code (TEXT 9220)


Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency
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                               REPORT OF CONDITION

Consolidated domestic subsidiaries

Hsbc Bank USA, National Association                  of Buffalo
-------------------------------------------------------------------
  Name of Bank                                       City

in the state of New York, at the close of business March 31, 2005


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
ASSETS
                                                                                                        Thousands of dollars
Cash and balances due from depository institutions:
                                                                                                       -----------------------
 a. Non-interest-bearing balances currency and coin                                                       $         4,181,938
-------------------------------------------------------------------------------------------------------
 b. Interest-bearing balances 3,000,883
-------------------------------------------------------------------------------------------------------
   Held-to-maturity securities
                                                                                                                    3,435,345
-------------------------------------------------------------------------------------------------------
   Available-for-sale securities                                                                                   15,497,190
-------------------------------------------------------------------------------------------------------
   Federal funds sold and securities purchased under agreements to resell:
-------------------------------------------------------------------------------------------------------
 a. Federal funds sold in domestic offices                                                                            575,000
 b. Securities purchased under agreements to resell                                                                 2,278,365
                                                                                                       -----------------------
   Loans and lease financing receivables:
                                                                                                       -----------------------
   Loans and leases held for sale                                                                                   1,947,191
--------------------------------------------------------------------------------                       -----------------------
                                                                                -----------------------
   Loans and leases net of unearned income                                            $     83,667,261
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                                                                                -----------------------
   LESS: Allowance for loan and lease losses                                                   771,721
-------------------------------------------------------------------------------------------------------
                                                                                                       -----------------------
   Loans and lease, net of unearned income, allowance, and reserve                                           $     82,895,540
-------------------------------------------------------------------------------------------------------
   Trading assets                                                                                                  16,274,148
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   Premises and fixed assets                                                                                          581,140
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Other real estate owned                                                                                                18,668
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Investments in unconsolidated subsidiaries                                                                            276,514
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Customers' liability to this bank on acceptances outstanding
                                                                                                                       60,523
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Intangible assets: Goodwill                                                                                         2,091,831
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Intangible assets: Other intangible assets                                                                            360,094
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Other assets
                                                                                                                    5,094,244
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Total assets                                                                                                      138,568,614
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LIABILITIES

Deposits:
                                                                                                       -----------------------
   In domestic offices                                                                                             59,206,551
                                                                                                       -----------------------
-------------------------------------------------------------------------------------------------------
   Non-interest-bearing                                                                      8,436,610
--------------------------------------------------------------------------------
   Interest-bearing                                                                         50,769,941
--------------------------------------------------------------------------------                       -----------------------
In foreign offices                                                                                                 24,890,120
--------------------------------------------------------------------------------                       -----------------------
   Non-interest-bearing                                                                        299,556
--------------------------------------------------------------------------------
   Interest-bearing                                                                         24,590,564
-------------------------------------------------------------------------------------------------------

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Federal funds purchased and securities sold under agreements to repurchase:
------------------------------------------------------------------------------------------------------------------------------
 a. Federal funds purchased in domestic offices                                                                        66,650
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 b. Securities sold under agreements to repurchase                                                                  1,284,404
-------------------------------------------------------------------------------------------------------

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Trading Liabilities                                                                                                11,187,187
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Other borrowed money                                                                                               22,004,425
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Bank's liability on acceptances                                                                                        60,523
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Subordinated notes and debentures                                                                                   3,529,454
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Other liabilities                                                                                                   4,936,179
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Total liabilities                                                                                                 127,165,493
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Minority Interests in consolidated Subsidiaries                                                                           363
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EQUITY CAPITAL
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Perpetual preferred stock and related surplus
                                                                                                                            0
-------------------------------------------------------------------------------------------------------
Common Stock                                                                                                            2,000
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Surplus                                                                                                             9,260,394
-------------------------------------------------------------------------------------------------------
Retained earnings                                                                                                   2,157,836
-------------------------------------------------------------------------------------------------------
Accumulated other comprehensive income                                                                                -17,472
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Other equity capital components                                                                                             0
-------------------------------------------------------------------------------------------------------
Total equity capital                                                                                               11,402,758
-------------------------------------------------------------------------------------------------------
Total liabilities, minority interests and equity capital                                                          138,568,614
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